Exhibit 21

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF DECEMBER 31, 2010

Company Name	State or Sovereign Power of Incorporation
06 Ormskirk Limited	England and Wales
1908 Holdings Ltd.	Cayman Islands
2035208 Ontario Inc.	Canada
2140879 Ontario Inc.	Canada
6153933 Canada Ltd.	Canada
ACAR Leasing Ltd.	Delaware
ACF Investment Corp.	Delaware
Adam Opel GmbH	Germany
Advantage Chevrolet of Bolingbrook, Inc.	Delaware
AFS Funding Corp.	Nevada
AFS Funding Trust	Delaware
AFS Management Corp.	Nevada
AFS SenSub Corp.	Nevada
Aftermarket (UK) Limited	England
Aftermarket Italia S.r.l. in liquidazione	Italy
AL Mansour Automotive SAE	Egypt
ALBI Trust	Delaware
ALC Leasing Ltd.	Delaware
Ally Financial Inc.	Delaware
AmeriCredit Automobile Receivables Trust 2005-C-F	Delaware
AmeriCredit Automobile Receivables Trust 2005-D-A	Delaware
AmeriCredit Automobile Receivables Trust 2006-1	Delaware
AmeriCredit Automobile Receivables Trust 2006-A-F	Delaware
AmeriCredit Automobile Receivables Trust 2006-B-G	Delaware
AmeriCredit Automobile Receivables Trust 2006-R-M	Delaware
AmeriCredit Automobile Receivables Trust 2007-1	Delaware
AmeriCredit Automobile Receivables Trust 2007-A-X	Delaware
AmeriCredit Automobile Receivables Trust 2007-B-F	Delaware
AmeriCredit Automobile Receivables Trust 2007-C-M	Delaware
AmeriCredit Automobile Receivables Trust 2007-D-F	Delaware
AmeriCredit Automobile Receivables Trust 2008-1	Delaware
AmeriCredit Automobile Receivables Trust 2008-2	Delaware
AmeriCredit Automobile Receivables Trust 2008-A-F	Delaware
AmeriCredit Automobile Receivables Trust 2009-1	Delaware
AmeriCredit Automobile Receivables Trust 2010-1	Delaware
AmeriCredit Automobile Receivables Trust 2010-2	Delaware
AmeriCredit Automobile Receivables Trust 2010-3	Delaware
AmeriCredit Automobile Receivables Trust 2010-4	Delaware
AmeriCredit Automobile Receivables Trust 2010-A	Delaware
AmeriCredit Automobile Receivables Trust 2010-B	Delaware
AmeriCredit Canada Receivables Funding Trust	Canada
AmeriCredit Class B Note Funding Trust	Delaware
AmeriCredit Class C Note Funding Trust	Delaware
AmeriCredit Consumer Discount Company	Pennsylvania

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF DECEMBER 31, 2010

Company Name	State or Sovereign Power of Incorporation
AmeriCredit Consumer Loan Company, Inc.	Nevada
AmeriCredit Corporation of California	California
AmeriCredit Financial Services of Canada Ltd.	Canada
AmeriCredit Financial Services, Inc.	Delaware
AmeriCredit Flight Operations, LLC	Texas
AmeriCredit Funding Corp. XI	Delaware
AmeriCredit Management Trust	Connecticut
AmeriCredit MTN Corp. V	Delaware
AmeriCredit MTN Receivables Trust V	Delaware
AmeriCredit NS I Co.	Canada
AmeriCredit NSII Co.	Canada
AmeriCredit Prime Automobile Receivables Trust 2007-1	Delaware
AmeriCredit Prime Automobile Receivables Trust 2007-2-M	Delaware
AmeriCredit Prime Automobile Receivables Trust 2007-2-M	Delaware
AmeriCredit Prime Automobile Receivables Trust 2009-1	Delaware
AmeriCredit Syndicated Warehouse Trust	Delaware
Andiamo Riverfront, LLC	Michigan
Annunciata Corporation	Delaware
Antelope Valley Chevrolet, Inc.	Delaware
APEO Trust	Delaware
APGO Trust	Delaware
Approach (UK) Limited	England and Wales
Argonaut Holdings, Inc.	Delaware
Athens Chevrolet, Inc.	Delaware
ATK Automotive Technology Kaiserslautern GmbH	Germany
Auto Lease Finance Corporation	Cayman Islands
Autohaus G.V.O. GmbH	Germany
Autovision (Scotland) Limited	Scotland
Aviation Spectrum Resources Holdings, Incorporated	Delaware
Baker (Crewe) Limited	England and Wales
Ballards of Watford Limited	England and Wales
Bay View 2005 LJ-1 Owner Trust	Delaware
Bay View 2005 LJ-2 Owner Trust	Delaware
Bay View 2005-3 Owner Trust	Delaware
Bay View Acceptance Corporation	Nevada
Bay View Deposit Corporation	Delaware
Baylis (Gloucester) Limited	England and Wales
Belmont Grampian Limited	Scotland
Berse Road (No. 1) Limited	England
Berse Road (No. 2) Limited	England
Bicknell (Malvern) Limited	England and Wales
Bill Osborne Chevrolet Ltd.	Canada
Blackdown Motor Company Limited	England and Wales
BOCO (Proprietary) Limited	South Africa
Boco Trust	South Africa

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF DECEMBER 31, 2010

Company Name	State or Sovereign Power of Incorporation
Brandish Limited	England and Wales
Britain Chevrolet, Inc.	Delaware
Buick Pontiac GMC of Moosic, Inc.	Delaware
Buttonpaper Limited	England
Cadillac Polanco, S.A. de C.V.	Mexico
CAMI Automotive, Inc.	Canada
Canadian Satellite Radio Holdings Inc.	Canada
CAR Group, Inc.	Delaware
Carrefour 440 Chevrolet Pontiac Buick GMC	Canada
Carve-Out Ownership Cooperative LLC	Delaware
Caterpillar Logistics SCS	Italy
Caterpillar Logistics Supply Chain Services GmbH	Germany
Champion Chevrolet, Pontiac, Buick, Inc.	Delaware
Charles Hurst Motors Limited	Northern Ireland
Chevrolet Austria GmbH	Austria
Chevrolet Belgium NV	Belgium
Chevrolet Central and Eastern Europe	Hungary
Chevrolet Deutschland GmbH	Germany
Chevrolet Espana, S.A.	Spain
Chevrolet Euro Parts Center B.V.	Netherlands
Chevrolet Europe GmbH	Switzerland
Chevrolet Finland Oy	Finland
Chevrolet France	France
Chevrolet Italia S.p.A.	Italy
Chevrolet Nederland B.V.	Netherlands
Chevrolet of Novato, Inc.	Delaware
Chevrolet Poland Sp. z o.o.	Poland
Chevrolet Portugal, Lda.	Portugal
Chevrolet Sales (Thailand) Limited	Thailand
Chevrolet Sales India Private Ltd.	India
Chevrolet Sociedad Anonima de Ahorro para Fines Determinados	Argentina
Chevrolet Suisse S.A.	Switzerland
Chevrolet Sverige AB	Sweden
Chevrolet Türkiye Otomotive Limited Sirketi	Turkey
Chevrolet UK Limited Ltd	England
CHEVYPLAN S.A. Sociedad Administradora de Planes de Autofinanciamiento Comercial	Colombia
Cole Buick Pontiac GMC	Delaware
Concept Vehicles Limited	England and Wales
Controladora AC Delco S.A. de C.V.	Mexico
Controladora General Motors, S.A. de C.V.	Mexico
Coskata, Inc.	Delaware
Crash Avoidance Metrics Partnerships	Michigan
Crown Motors (Dagenham) Limited	England and Wales
CSM Holdings Limited	England and Wales
Daewoo Motor De Puerto Rico Inc.	Puerto Rico

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF DECEMBER 31, 2010

Company Name	State or Sovereign Power of Incorporation
Dealer Guarantee Ltd.	England
Dealership Liquidations, Inc.	Michigan
Delphi Automotive LLP	England and Wales
Delphi Energy and Engine Management Systems UK Overseas Corporation	Delaware
Desert Sun Roswell, Inc.	Delaware
Detroit Investment Fund, L.P.	Delaware
Dinuba Auto Center, Inc.	Delaware
DIP Holdco LLP	United Kingdom
DMAX, Ltd.	Ohio
Dobies (Carlisle) Limited	England and Wales
Doraville Bond Corporation	Delaware
Drive Motor Retail Limited	England and Wales
Eden (GM) Limited	England and Wales
Elasto S.A.	Ecuador
Envia Systems, Inc.	Delaware
Espace 328 SARL	France
F G Barnes (Maidstone) Limited	England and Wales
Fabrica Nacional de Autobuses Fanabus, S.A.	Venezuela
FAW-GM Light Duty Commercial Vehicle Co., Ltd.	China
Fiducie Carrefour 440	Canada
Fredericktown Chevrolet Co., Inc.	Delaware
Galleria Chevrolet-Cadillac, Inc.	Delaware
Gateway Chevrolet Motor Company	Delaware
GEMA Automotive, Inc.	Delaware
General International Insurance Services Limited	Bermuda
General International Limited	Bermuda
General Motors (China) Investment Company Limited	China
General Motors (Hong Kong) Company Limited	Hong Kong
General Motors (Thailand) Limited	Thailand
General Motors - Colmotores S.A.	Colombia
General Motors Africa and Middle East FZE	United Arab Emirates
General Motors Asia Pacific (Japan) Limited	Japan
General Motors Asia Pacific (Pte) Ltd.	Singapore
General Motors Asia Pacific Holdings, LLC	Delaware
General Motors Asia, Inc.	Delaware
General Motors Asset Management Corporation	Delaware
General Motors Australia Ltd.	Australia
General Motors Austria GmbH	Austria
General Motors Auto LLC	Russian Federation
General Motors Automobiles Philippines, Inc.	Philippines
General Motors Automotive Holdings, S.L.	Spain
General Motors Belgium N.V.	Belgium
General Motors Chile Industria Automotriz Limitada	Chile
General Motors China, Inc.	Delaware
General Motors CIS,LLC	Russian Federation

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF DECEMBER 31, 2010

Company Name	State or Sovereign Power of Incorporation
General Motors Company	Delaware
General Motors Coordination Center BVBA	Belgium
General Motors Daewoo Auto and Technology CIS LLC	Russian Federation
General Motors de Argentina S.r.l.	Argentina
General Motors de Mexico, S. de R.L. de C.V.	Mexico
General Motors del Ecuador S.A.	Ecuador
General Motors do Brasil Ltda.	Brazil
General Motors East Africa Limited	Kenya
General Motors Egypt, S.A.E.	Egypt
General Motors Espana, S.L.U.	Spain
General Motors Europe AG	Switzerland
General Motors Europe Holdings, S.L.	Spain
General Motors Financial Company, Inc.	Texas
General Motors Finland Oy	Finland
General Motors Foundation, Inc.	Michigan
General Motors France	France
General Motors Global Service Operations, Inc.	Delaware
General Motors Hellas S.A.	Greece
General Motors Holdings LLC	Delaware
General Motors India Private Limited	India
General Motors International Holdings, Inc.	Delaware
General Motors International Services Company SAS	Colombia
General Motors Investment Management Corporation	Delaware
General Motors Investments Pty. Ltd.	Australia
General Motors Ireland	Ireland
General Motors Israel Ltd.	Israel
General Motors Italia S.r.l.	Italy
General Motors Korea, Inc.	Delaware
General Motors Limited	England
General Motors LLC	Delaware
General Motors Manufacturing Poland Sp. z o.o.	Poland
General Motors Nederland B.V.	Netherlands
General Motors New Zealand Pensions Limited	New Zealand
General Motors Norge AS	Norway
General Motors of Canada Limited (active)	Canada
General Motors Overseas Commercial Vehicle Corporation	Delaware
General Motors Overseas Corporation (active)	Delaware
General Motors Overseas Distribution Corporation	Delaware
General Motors Peru S.A.	Peru
General Motors Poland Spolka, z o. o.	Poland
General Motors Portugal Lda.	Portugal
General Motors Powertrain (Thailand) Limited	Thailand
General Motors Powertrain - Europe S.r.l.	Italy
General Motors Powertrain - Germany GmbH	Germany
General Motors Powertrain - Hungary Ltd.	Hungary

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF DECEMBER 31, 2010

Company Name	State or Sovereign Power of Incorporation
General Motors Powertrain - Kaiserslautern Germany GmbH	Germany
General Motors Powertrain - Uzbekistan CJSC	Uzbekistan
General Motors Powertrain - Austria GmbH	Austria
General Motors Research Corporation	Delaware
General Motors South Africa (Pty) Limited	South Africa
General Motors Southeast Asia Operations Limited	Thailand
General Motors Strasbourg	France
General Motors Suisse S.A.	Switzerland
General Motors Taiwan Ltd.	Taiwan, Province of China
General Motors Technical Centre India Private Limited	India
General Motors Thailand Investments, LLC	Delaware
General Motors Treasury Center, LLC	Delaware
General Motors Türkiye Limited Sirketi	Turkey
General Motors U.S. Trading Corp.	Nevada
General Motors UK Limited	England
General Motors Uruguay, S.A.	Uruguay
General Motors Uzbekistan Closed Joint Stock Company	Uzbekistan
General Motors Venezolana, C.A.	Venezuela
General Motors Ventures LLC	Delaware
General Motors Warehousing and Trading (Shanghai) Co. Ltd.	China
General Motors-Holden’s Sales Pty. Limited	Australia
General Sales Company of West Chester, Inc.	Delaware
Genie Mecanique Zairois, S.A.R.L.	Congo, The Democratic Republic
Global Human Body Models Consortium, LLC	Michigan
Global Tooling Service Company Europe Limited	England and Wales
GM (UK) Pension Trustees Limited	England
GM (UK) Unclassified Pension Trustees Limited	England and Wales
GM - Isuzu Camiones Andinos de Colombia Ltda.	Colombia
GM - ISUZU Camiones Andinos del Ecuador GMICA Ecuador Cia. Ltda.	Ecuador
GM Administradora de Bens Ltda.	Brazil
GM APO Holdings, LLC	Delaware
GM Auslandsprojekte GmbH	Germany
GM Auto World Korea Co.	Korea, Republic of
GM Automotive Services Belgium NV	Belgium
GM Automotive UK	England
GM Car Company LLC	Delaware
GM Components Holdings, LLC	Delaware
GM Daewoo Auto & Technology Company	Korea, Republic of
GM Daewoo UK Limited	England
GM Eurometals, Inc.	Delaware
GM Europe Treasury Company AB	Sweden
GM Finance Co. Holdings LLC	Delaware
GM GEFS HOLDINGS (CHC4) ULC	Canada

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF DECEMBER 31, 2010

Company Name	State or Sovereign Power of Incorporation
GM GEFS HOLDINGS CANADA ULC	Canada
GM Global Purchasing and Supply Chain Romania Srl	Romania
GM Global Technology Operations LLC	Delaware
GM Global Tooling Company, Inc.	Delaware
GM Holden Ltd.	Australia
GM International Sales Ltd.	Cayman Islands
GM Inversiones Santiago Limitada	Chile
GM Investment Trsutees Limited	England
GM Korea Co., Ltd.	Korea, Republic of
GM LAAM Holdings, LLC	Delaware
GM Nigeria Limited	Nigeria
GM Overseas Funding, LLC	Delaware
GM Personnel Services, Inc.	Delaware
GM Plats (Proprietary) Limited	South Africa
GM Preferred Finance Co. Holdings LLC	Delaware
GM Preferred Receivables LLC	Delaware
GM Purchasing Vauxhall UK Limited	England
GM Retirees Pension Trustees Limited	England
GM Subsystems Manufacturing, LLC	Delaware
GM Supplier Receivables LLC	Delaware
GM Technologies, LLC	Delaware
GM Trust GmbH & Co KG	Germany
GM Warranty LLC	Delaware
GM-AVTOVAZ CJSC	Russian Federation
GM-DI Leasing Corporation	Delaware
GM-Saab Communication GmbH	Switzerland
GM-UMI Technology Research and Development Ltd.	Israel
GMAC Auto Lease Purchase Corporation	Cayman Islands
GMAC Holding S.A. de C.V.	Mexico
GMAM Absolute Return Strategies Fund, LLC	Delaware
GMAM Real Estate I, LLC	Delaware
GMCH&SP Private Equity II L.P.	Canada
GMEH Holding, LLC	Delaware
GMETR Trade Receivables LLC	Delaware
GMOC Administrative Services Corporation	Delaware
GMODC Receivables Funding LLC	Delaware
GMODC Trade Receivables LLC	Delaware
Grand Pointe Holdings, Inc.	Michigan
Grand Pointe Park Condominium Association	Michigan
H.S.H. Limited	England and Wales
Haines & Strange Limited	England and Wales
Hicom-Chevrolet, Sdn Bhd (ceased operations)	Malaysia
HOLDCORP S.A.	Ecuador
Holden Employees Superannuation Fund Pty Ltd	Australia
Holden New Zealand Limited	New Zealand

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF DECEMBER 31, 2010

Company Name	State or Sovereign Power of Incorporation
HRL Laboratories, LLC	Delaware
Hydrogenics Corporation	Canada
Hérouville Motors SARL	France
IBC Pension Trustees Limited	England
IBC Vehicles Limited	England
Inchcape (Exeter) Limited	England and Wales
Industries Mecaniques Maghrebines, S.A.	Tunisia
Integrity Automotive Group, Inc.	Delaware
ISF Internationale Schule Frankfurt-Rhein-Main Geschäftsführungsgesellschaft mbH	Germany
ISF Internationale Schule Frankfurt-Rhein-Main GmbH & Co. KG	Germany
ISPOL Holding B.V.	Netherlands
Isuzu Motors Polska Sp. z o.o.	Poland
Isuzu Truck South Africa (Pty.) Limited (ITSA)	South Africa
IUE-GM National Joint Skill Development and Training Committee	Ohio
Jeffery (Wandsworth) Limited	England and Wales
Joe Morgan Chevrolet Cadillac, Inc.	Delaware
JS Folsom Automotive, Inc.	Delaware
Koneyren, Inc.	Michigan
Lange (West End) Limited	England and Wales
Las Cruces Automotive Group, Inc.	Delaware
LCV Platform Engineering Corp.	Japan
Lease Ownership Cooperative LLC	Delaware
Lidlington Engineering Company, Ltd.	Delaware
Long B each Acceptance Auto Receivables Trust 2007-A	Delaware
Long Beach Acceptance Auto Receivables Trust 2005-A	Delaware
Long Beach Acceptance Auto Receivables Trust 2005-B	Delaware
Long Beach Acceptance Auto Receivables Trust 2006-A	Delaware
Long Beach Acceptance Auto Receivables Trust 2006-B	Delaware
Long Beach Acceptance Corp.	Delaware
Long Beach Acceptance Receivables Corp.	Delaware
Long Beach Acceptance Receivables Corp. Warehouse I	Delaware
Lookers Birmingham Limited	England and Wales
MAC International FZCO	United Arab Emirates
Mack Buick-GMC, Inc.	Delaware
MacLeods of Perth Limited	Scotland
Mangino Chevrolet, Inc.	Delaware
Marshall of Ipswich Limited	England and Wales
Marshall of Peterborough Limited	England and Wales
Marshall of Stevenage Ltd	England and Wales
Mascoma Corporation	Delaware
Metal Casting Technology, Inc.	Delaware
Millbrook Pension Management Limited	England
Millbrook Proving Ground Limited	England
Milton Chevrolet, Inc. (Sobh-Locklear Chevrolet)	Delaware
Monetization of Carve-Out, LLC	Delaware

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF DECEMBER 31, 2010

Company Name	State or Sovereign Power of Incorporation
Moran Cadillac - GMC, Inc.	Delaware
Moran Chevrolet, Inc.	Delaware
Motorbodies Luton Limited	England and Wales
Motors Holding LLC	Delaware
Motors Holding San Fernando Valley, Inc.	Delaware
Motors Investments (Duncan) Limited	England and Wales
Motors Properties Limited	England and Wales
MPL No. 1 Limited	England and Wales
Multi-Use Lease Entity Trust	Delaware
Murketts of Cambridge Limited	England and Wales
NJDOI/GMAM Core Plus Real Estate Investment Program, L.P.	Delaware
NJDOI/GMAM CT High Grade Partners II, L.P.	Delaware
NJDOI/GMAM Opportunistic Real Estate Investment Program, L.P.	Delaware
North American New Cars, Inc.	Delaware
Now Motor Retailing Limited	England and Wales
OEConnection LLC	Delaware
OEConnection Manager Corp.	Delaware
Omnibus BB Transportes, S. A.	Ecuador
OnStar Global Services Corporation	Delaware
OnStar, LLC	Delaware
Opel Danmark A/S	Denmark
Opel Eisenach GmbH	Germany
Opel Southeast Europe LLC	Hungary
Opel Special Vehicles GmbH	Germany
Opel Sverige AB	Sweden
P. T. Mesin Isuzu Indonesia	Indonesia
P.T. G M AutoWorld Indonesia	Indonesia
P.T. General Motors Indonesia	Indonesia
Pan Asia Technical Automotive Center Company, Ltd.	China
Parkwood Holdings Ltd.	Cayman Islands
Patrick (Durham) Limited	England and Wales
Pearl (Crawley) Limited	England and Wales
Performance Equity Management, LLC	Delaware
Peter Vardy (Perth) Limited	Scotland
PIMS Co.	Delaware
Plan Automotor Ecuatoriano S.A. Planautomotor	Ecuador
Promark Global Advisors Limited	England
Promark Trust Bank, N.A.	New York
ProSTEP AG	Germany
Quantum Fuel Systems Technologies Worldwide, Inc.	Delaware
RAG BILDUNG Opel GmbH	Germany
Randstad WorkNet GmbH	Germany
Reeve (Derby) Limited	England and Wales
Reg Vardy (VMC) Limited	England and Wales
Renaissance Center Management Company	Michigan

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF DECEMBER 31, 2010

Company Name	State or Sovereign Power of Incorporation
Renton Cadillac Pontiac GMC, Inc.	Delaware
Retailer Guarantee Ltd.	Unknown
Riverfront Holdings III, Inc.	Delaware
Riverfront Holdings Phase II, Inc.	Delaware
Riverfront Holdings, Inc.	Delaware
Ruedas de Aluminio, C.A.	Venezuela
Rumble (Bedworth) Limited	England and Wales
S.C. UNION MOTORS CAR SALES S.L.R.	Romania
Saab Automobile AB	Sweden
Saab Automobile Investering AB	Sweden
Saab GB Pension Plan Trustees Company Limited	England and Wales
Saab Great Britain Limited	England
SAIC General Motors Investment Limited	China
SAIC GM Wuling Automobile Company Limited	China
Sakti3, Inc.	Delaware
Salmon Street Ltd.	Australia
San Fernando Valley Automotive, LLC	Delaware
Sarmiento 1113 S.A. (en liquidacion)	Argentina
Saturn County Bond Corporation	Delaware
SB (Helston) Limited	England and Wales
Seward (Wessex) Limited	England and Wales
Shanghai Automotive Industry Sales Co., Ltd.	China
Shanghai Chengxin Used Car Operation and Management Company Limited	China
Shanghai General Motors Corporation Ltd.	China
Shanghai GM (Shenyang) Norsom Motors Co. Ltd	China
Shanghai GM Dong Yue Motors Company Limited	China
Shanghai GM Dong Yue Powertrain Company Limited	China
Shanghai OnStar Telematics Co. Ltd.	China
Sherwoods (Darlington) Limited	England and Wales
Sirius XM Radio Inc.	Delaware
Sistemas de Compra Programada Chevrolet, C.A.	Venezuela
Skurrays Limited	England
Slaters (GM) Limited	England and Wales
Slaughter Motor Company, Inc.	Delaware
Smokey Point Buick Pontiac GMC, Inc.	Delaware
Southern (Merthyr) Limited	England and Wales
Superbroad Limited	United Kingdom
Superior Chevrolet, Inc.	Delaware
TCO No.1 Limited	England and Wales
Thurlow Nunn (JV) Limited	England and Wales
Todd Wenzel Chevrolet, Inc.	Delaware
Trimarco Pontiac-Buick-GMC, Inc. (Gary Trimarco Automotive)	Delaware
Truck and Bus Engineering U.K., Limited	Delaware
Tustain Motors Limited	England and Wales
United States Advanced Battery Consortium, LLC	Michigan

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF DECEMBER 31, 2010

Company Name	State or Sovereign Power of Incorporation
United States Automotive Materials Partnership, LLC	Michigan
United States Council for Automotive Research LLC	Michigan
Universal Motors Israel Ltd.	Israel
Uptown Chevrolet-Cadillac, Inc.	Delaware
Vauxhall Motors Limited	England
Vehicle Asset Universal Leasing Trust	Delaware
Vehicle Recycling Partnership, LLC	Michigan
Vertu Motors (VMC) Limited	England and Wales
VHC Sub-Holdings (UK)	England
Vickers (Lakeside) Limited	England and Wales
Vietnam-Daewoo Motor Co., Ltd	Viet Nam
Vision Motors Limited	England and Wales
VM Holdings B.V.	Netherlands
VM Motori S.p.A.	Italy
VM North America, Inc.	Delaware
VMO Properties Limited	England and Wales
VRP Venture Capital Rheinland-Pfalz Nr. 2 GmbH & Co. KG	Germany
W. Grose Northampton Limited	England and Wales
Wheatcroft (Worksop) Limited	England and Wales
Whitehead (Rochdale) Limited	England and Wales
Whitmore’s of Edenbridge Limited	England and Wales
Wilson & Co. (Motor Sales) Limited	England and Wales
Wind Point Partners III, L.P.	Delaware
WRE, Inc.	Michigan

Total - 471